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Exhibit 4.1.1

FIRST AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

        This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of July 27, 2004, is among REGAL CINEMAS CORPORATION, a Delaware corporation ("Borrower"), the Lenders party hereto, and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as administrative agent (in such capacity, "Administrative Agent").

RECITALS

        WHEREAS, Borrower, the Lenders party thereto, Administrative Agent and Credit Suisse First Boston, acting through its Cayman Islands Branch, as sole lead arranger and sole book runner, have entered into the Fourth Amended and Restated Credit Agreement dated as of May 10, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, Borrower desires to provide for certain amendments to the Credit Agreement specified herein; and

        WHEREAS, the Lenders and Administrative Agent have agreed to amend the Credit Agreement as provided herein upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        Section 1.    Definitions.    Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

        Section 2.    Amendment to Section 1.1.    The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following therefor:

Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Revolving Loans	Applicable Margin for Eurodollar Rate Term Loans
> 3.00:1.00	2.75%	2.25%
< 3.00:1.00 > 2.50:1.00	2.50%	2.00%
< 2.50:1.00 > 2.00:1.00	2.25%	2.00%
< 2.00:1.00	2.00%	2.00%

        Section 3.    Conditions Precedent.    This Amendment shall become effective on the date upon which Administrative Agent shall have received: (i) this Amendment, executed by Borrower and each Lender having or holding Term Loan Exposure, (ii) the consent of the Guarantors to this Amendment in the form attached hereto as Annex I (the "Consent of Guarantors"), executed by each of the Guarantors, and (iii) payment of all reasonable expenses of Administrative Agent for which invoices have been presented (including invoices of Skadden, Arps, Meagher & Flom LLP).

        Section 4.    Representations and Warranties.    Borrower hereby represents and warrants to Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment:

          (a)   all representations and warranties set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date);

          (b)   no Default or Event of Default has occurred and is continuing;

          (c)   each of the Loan Parties has all corporate power and authority to enter in to this Amendment and the Consent of Guarantors attached hereto, as applicable, and to carry out the transactions contemplated by, and to perform its obligations under, this Amendment and the Credit Agreement as amended hereby, as applicable;

          (d)   the execution and delivery of this Amendment and the Consent of Guarantors and the performance of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties party thereto;

          (e)   the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles; and

          (f)    the execution and delivery of this Amendment and the Consent of Guarantors and the performance of this Amendment and the Credit Agreement as amended hereby do not and will not conflict with or violate (i) any provision of the articles or certificate of incorporation or bylaws of any of the Loan Parties, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on any of the Loan Parties, or (iv) any material indenture, agreement or instrument to which any of the Loan Parties is a party or by which it is bound, or require any consent or approval of any Person.

        Section 5.    Reference to Agreement.    Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement.

        Section 6.    Costs and Expenses.    Borrower shall pay on demand all reasonable costs and expenses of Administrative Agent (including the reasonable fees, costs and expenses of counsel to Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

        Section 7.    Governing Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        Section 8.    Execution.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 9.    Severability.    Any provision of this Amendment held to be invalid, illegal, ineffective or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, ineffectiveness or unenforceability without affecting the validity, legality, effectiveness and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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        Section 10.    Limited Effect.    This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender may have under the Credit Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments under the same or similar or other circumstances in the future. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

[signature pages follow]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGAL CINEMAS CORPORATION
By:	/s/ AMY MILES
Name: Amy Miles Title: EVP & CFO

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent
By:	/s/ BILL O'DALY
Name: Bill O'Daly Title: Director
By:	/s/ CASSANDRA DROOGAN
Name: Cassandra Droogan Title: Associate

CONSENT OF GUARANTORS

        Each of the undersigned is a Guarantor of the Obligations under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties giving to the holders of the Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guaranty and Collateral Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein.

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the      day of July, 2004.

REGAL CINEMAS, INC.
REGAL CINEMAS BONDS CORPORATION
R.C. COBB, INC.
COBB FINANCE CORP.
REGAL INVESTMENT COMPANY
ACT III CINEMAS, INC.
ACT III THEATRES, INC.
A 3 THEATRES OF TEXAS, INC.
A 3 THEATRES OF SAN ANTONIO, LTD.,
    by A3 Theatres of Texas, Inc., its General Partner
GENERAL AMERICAN THEATRES, INC.
BROADWAY CINEMA, INC.
TEMT ALASKA, INC.
J.R. CINEMAS, INC.
EASTGATE THEATRE, INC.
REGAL CINEMAS HOLDINGS, INC.
REGAL CINEMAS GROUP, INC.
ACT III INNER LOOP THEATRES, INC.
EDWARDS THEATRES, INC.
FLORENCE THEATRE CORPORATION
MORGAN EDWARDS THEATRE CORPORATION
UNITED CINEMA CORPORATION
HOYTS CINEMAS CORPORATION
INTERSTATE THEATRES CORPORATION
FREDERICK PLAZA CINEMAS, INC.
UNITED ARTISTS THEATRE GROUP, LLC
RCI/RMS, LLC
By:	/s/ AMY MILES
Name: Amy Miles
Title: EVP & CFO
REGAL CINEMEDIA CORPORATION,
By:	/s/ DAVID J GIESLER
Name: David J Giesler Title: CFO

GALAXY CLO 2003-1, LTD. By: AIG Global Investment Corp. as Investment Advisor , as a Lender
By:	/s/ JOHN G. LAPHAM, III
Name:	John G. Lapham, III
Title:	Managing Director
KZH SOLEIL-2 LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
KZH SOLEIL LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
SUNAMERICA LIFE INSURANCE COMPANY By: AIG Global Investment Corp. as Investment Advisor , as a Lender
By:	/s/ JOHN G. LAPHAM, III
Name:	John G. Lapham, III
Title:	Managing Director
PACIFICA CDO II, LTD. BY ALCENTRA, , as a Lender
By:	/s/ ANNA POPOVICI
Name:	Anna Popovici
Title:	Associate

PACIFICA CDO III, LTD. BY ALCENTRA , as a Lender
By:	/s/ ANNA POPOVICI
Name:	Anna Popovici
Title:	Associate
MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., , as a Lender
By:	/s/ K. CRAIG GALLEHUGH
Name:	K. Craig Gallehugh
Title:	Director
MONUMENT CAPITAL LTD., , as a Lender
By:	/s/ ROBERT BAYER
Name:	Robert Bayer
Title:	Vice President
NEW ALLIANCE GLOBAL CDO LTD. , as a Lender
By:	/s/ ROBERT BAYER
Name:	Robert Bayer
Title:	Vice President
ACM INCOME FUND , as a Lender
By:	/s/ ROBERT BAYER
Name:	Robert Bayer
Title:	Vice President

GLOBAL STRATEGIC INCOME TRUST , as a Lender
By:	/s/ ROBERT BAYER
Name:	Robert Bayer
Title:	Vice President
AIB DEBT MANAGEMENT LTD, , as a Lender
By:	/s/ MARGARET BRENNAN
Name:	Margaret Brennan
Title:	Vice President Investment Advisor to AIB Debt Management, Limited
By:	/s/ JOHN TIMONEY
Name:	John Timoney
Title:	Vice President Investment Advisor to AIB Debt Management, Limited
AIMCO CDO SERIES 2000-A , as a Lender
By:	/s/ CHRIS GOERGEN
Name:	Chris Goergen
Title:
By:	/s/ JERRY D. ZINKULA
Name:	Jerry D. Zinkula
Title:

AIMCO CLO SERIES 2001-A , as a Lender
By:	/s/ CHRIS GOERGEN
Name:	Chris Goergen
Title:
By:	/s/ JERRY D. ZINKULA
Name:	Jerry D. Zinkula
Title:
ALLSTATE LIFE INSURANCE COMPANY , as a Lender
By:	/s/ CHRIS GOERGEN
Name:	Chris Goergen
Title:
By:	/s/ JERRY D. ZINKULA
Name:	Jerry D. Zinkula
Title:
AMERICAN EXPRESS CERTIFICATE COMPANY By: American Express Asset Management Group as Collateral Manager , as a Lender
By:	/s/ YVONNE STEVENS
Name:	Yvonne Stevens
Title:	Senior Managing Director
ARCHIMEDES FUNDING III, LTD. By: ING Capital Advisors LLC. as Collateral Manager
By:	/s/ STEVEN GORSKI
Name:	Steven Gorski
Title:	Director

CENTURION CDO II, LTD. By: American Express Asset Management Group, Inc. as Collateral Manager , as a Lender
By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Supervisor—Fixed Income Support Team
CENTURION CDO III, LIMITED By: American Express Asset Management Group Inc. as Collateral Manager , as a Lender
By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Supervisor—Fixed Income Support Team
SEQUILA-CENTURION V, LTD. By: American Express Asset Management Group, Inc. as Collateral Manager , as a Lender
By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Supervisor—Fixed Income Support Team
CENTURION CDO VI, LTD. By: American Asset Management Group, Inc. as Collateral Manager , as a Lender
By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Supervisor—Fixed Income Support Team

CENTURION CDO VII, LTD. By: American Express Asset Management Group, Inc. as Collateral Manager , as a Lender
By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Supervisor—Fixed Income Support Team
IDS LIFE INSURANCE COMPANY By: American Express Asset Management Group, Inc. as Collateral Manager , as a Lender
By:	/s/ YVONNE STEVENS
Name:	Yvonne Stevens
Title:	Senior Managing Director
KZH STERLING LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
KZH CYPRESSTREE-1 LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral Manager
By:	/s/ DAVID P. MAYER
Name:	David P. Mayer
Title:	Vice President

AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral Manager
By:	/s/ DAVID P. MAYER
Name:	David P. Mayer
Title:	Vice President
AMMC CLO III, LIMITED By: American Money Management Corp., as Collateral Manager
By:	/s/ DAVID P. MAYER
Name:	David P. Mayer
Title:	Vice President
NORTHWOODS CAPITAL II, LIMITED, , as a Lender By: Angelo, Gordon & Co., L.P. as Collateral Manager
By:	/s/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Managing Director
NORTHWOODS CAPITAL, LIMITED, , as a Lender By: Angelo, Gordon & Co., L.P. as Collateral Manager
By:	/s/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Managing Director

NORTHWOODS CAPITAL III, LIMITED, , as a Lender By: Angelo, Gordon & Co., L.P. as Collateral Manager
By:	/s/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Managing Director
NORTHWOODS CAPITAL IV, LIMITED, , as a Lender By: Angelo, Gordon & Co., L.P. as Collateral Manager
By:	/s/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Managing Director
ANTARES CAPITAL CORPORATION , as a Lender
By:	/s/ JOHN G. MARTIN
Name:	John G. Martin
Title:	Managing Director
NAVIGATOR CDO 2003, LTD. , as a Lender
By:	/s/ JOHN G. MARTIN
Name:	John G. Martin
Title:	Vice President
MARIMER CDO 2002, LTD. , as a Lender
By:	/s/ JOHN G. MARTIN
Name:	John G. Martin
Title:	Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P. By: ARES Management II, L.P. Its: General Partner
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President
ARES III CLO LTD. By: ARES CLO Management LLC, Investment Manager
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President
ARES IV CLO LTD. By: Ares CLO Management IV, L.P., Investment Manager By: Ares CLO GP IV, LLC, Its: Managing Member
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President
ARES V CLO LTD. By: Ares CLO Management V, L.P., Investment Manager
By: Ares CLO GP V, LLC, Its: Managing Member
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

ARES VI CLO LTD. By: Ares CLO Management VI, L.P., Investment Manager
By: Ares CLO GP VI, LLC, Its: Managing Member
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President
ARES VII CLO LTD. By: Ares CLO Management VII, L.P., Investment Manager
By: Ares CLO GP VII, LLC, Its: Managing Member
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President
ARES VIII CLO LTD. By: Ares CLO Management VIII, L.P., Investment Manager
By: Ares CLO GP VIII, LLC, Its: Managing Member
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President
ARES TOTAL VALUE FUND, L.P. By: Ares Total Value Management LLC Its: General Partner
By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

SANKATY ADVISORS, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
SANKATY ADVISORS, INC., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
SANKATY ADVISORS, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I—INGOTS, Ltd., as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II—INGOTS, Ltd., as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
HARBOUR TOWN FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender , as a Lender
By:	/s/ TIMOTHY BARNS
Name:	Timothy Barns
Title:	Senior Vice President
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND , as a Lender
By:	/s/ GERALDINE HANNON
Name:	Geraldine Hannon
Title:	Authorized Signatory
By:	/s/ NIARNH MURPHY
Name:	Niarnh Murphy
Title:	Authorized Signatory
BANK OF MONTREAL, , as a Lender
By:	/s/ S VAKA
Name:	S Vaka
Title:	MD

HAMILTON FLOATING RATE FUND, LLC , as a Lender
By:	/s/ DEAN STEPHAN
Name:	Dean Stephan
Title:	Managing Director
INDOSUEZ CAPITAL FUNDING VI, LIMITED By Indosuez Capital as Collateral Manager
By:	/s/ CHARLES KOBAYASHI
Name:	Charles Kobayashi
Title:	Principal and Portfolio Manager
VENTURE CDO 2002, LIMITED, By: its investment advisor, MJX Asset Management LLC , as a Lender
By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer
VENTURE II CDO 2002, LIMITED, By: its investment advisor, MJX Asset Management LLC , as a Lender
By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE III CDO LIMITED, By: its investment advisor, MJX Asset Management LLC , as a Lender
By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer
VENTURE IV CDO LIMITED, By: its investment advisor, MJX Asset Management LLC , as a Lender
By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer
GALLATIN FUNDING I LTD. By: Bear Stearns Asset Management Inc. as its Collateral Manager , as a Lender
By:	/s/ JONATHAN BERG
Name:	Jonathan Berg
Title:	Vice President
GRAYSTON CLO 2001-01 LTD. By: Bear Stearns Asset Management Inc. as its Collateral Manager , as a Lender
By:	/s/ JONATHAN BERG
Name:	Jonathan Berg
Title:	Vice President

LAGUNA FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
BEAR STEARNS LOAN TRUST By: Bear Stearns Asset Management, Inc., as its attorney-in-fact , as a Lender
By:	/s/ JONATHAN BERG
Name:	Jonathan Berg
Title:	Vice President
BRAYMOOR & CO. By: Bear Stearns Asset Management, Inc. as its attorney-in-fact , as a Lender
By:	/s/ JONATHAN BERG
Name:	Jonathan Berg
Title:	Vice President
COOKSMILL , as a Lender
By:	/s/ JOHN R.M. CAMPBELL
Name:	John R.M. Campbell
Title:	Authorised Signatory
DIAMOND SPRINGS TRADING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

BLACKROCK SENIOR INCOME SERIES Magnetite IV CLO, Limited Magnetite V CLO, Limited Senior Loan Portfolio , as a Lender
By:	/s/ TOM COLWELL
Name:	Tom Colwell
Title:	Authorized Signatory
HANOVER SQUARE CLO LTD. By: Blackstone Debt Advisors L.P. As Collateral Manager, , as a Lender
By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director
LOAN FUNDING VI LLC By: Blackstone Debt Advisors L.P. As Attorney-in-Fact, , as a Lender
By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director
MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. As Collateral Manager, , as a Lender
By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director

UNION SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. As Collateral Manager, , as a Lender
By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director
CALLIDUS CAPITAL MANAGEMENT, LLC By: Callidus Debt Partners CLO Fund II, Ltd. By: Its Collateral Manager, , as a Lender
By:	/s/ MAVIS TAINTOR
Name:	Mavis Taintor
Title:	Managing Director
CALLIDUS CAPITAL MANAGEMENT, LLC By: Callidus Debt Partners CLO Fund III, LLC By: Its Collateral Manager, , as a Lender
By:	/s/ MAVIS TAINTOR
Name:	Mavis Taintor
Title:	Managing Director
CALYON NEW YORK BRANCH , as a Lender
By:	/s/ ALEX AVERBUKH
Name:	Alex Averbukh
Title:	Director

CALYON NEW YORK BRANCH , as a Lender
By:	/s/ W. MICHAEL GEORGE
Name:	W. Michael George
Title:	Managing Director
CANADIAN IMPERIAL BANK OF COMMERCE, , as a Lender
By:	/s/ MARC BERG
Name:	Marc Berg
Title:	Authorized Signatory
CANYON CAPITAL CLO 2004-1 LTD. By: Canyon Capital Advisors LLC, A Delaware limited liability company, Its Collateral Manager , as a Lender
By:	/s/ JOSHUA FRIEDMAN
Name:	Joshua Friedman
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS II, LTD. , as a Lender
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS III, LTD. , as a Lender
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD. , as a Lender
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS, L.P. , as a Lender
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS VI, LTD. , as a Lender
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE LOAN OPPORTUNITY FUND , as a Lender
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
OLYMPIC CLOI , as a Lender
By:	/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title:	Chief Operating Officer, Centre Pacific LLP (Manager)

SIERRA CLOI, LTD , as a Lender
By:	/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title:	Chief Operating Officer, Centre Pacific LLP (Manager)
CRÉDIT INDUSTRIEL ET COMMERCIAL
By:	/s/ ANTHONY ROCK
Name:	Anthony Rock
Title:	Vice President
By:	/s/ MARCUS EDWARD
Name:	Marcus Edward
Title:	Vice President
SEMINOLE FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
ECL FUNDING LLC , as a Lender
By:	/s/ JASON TRALA
Name:	Jason Trala
Title:	Attorney-in-Fact
CITIBANK N.A. , as a Lender
By:	/s/ JANET WALLACE-HIMMLER
Name:	Janet Wallace-Himmler
Title:	Attorney-in-Fact

EAGLE MASTER FUND LTD., as Lender By: Citigroup Alternative Investments LLC as Investment Manager for and on behalf of Eagle Master Fund Ltd.
By:	/s/ MAURA K. CONNOR
Name:	Maura K. Connor
Title:	Vice President
COMMERABANK AG, NEW YORK AND GRAND CAYMAN BRANCHES , as a Lender
By:	/s/ DOUGLAS I. GLICKMAN
Name:	Douglas I. Glickman
Title:	Vice President
By:	/s/ CHARLES W. POLET
Name:	Charles W. Polet
Title:	Assistant Treasurer
JUPITER LOAN FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
WINGED FOOT FUNDING TRUST , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Authorized Agent

PROMETHEUS INVESTMENT FUNDING NO. 2 LTD. By: HVS Credit Advisers LLC , as a Lender
By:	/s/ VICKY S. SOO
Name:	Vicky S. Soo
Title:	Associate Director
By:	/s/ ELIZABETH TALLMADGE
Name:	Elizabeth Tallmadge
Title:	Chief Investment Officer
RIVIERA FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch , as a Lender
By:	/s/ BARRY ZAMORE
Name:	Barry Zamore
Title:	Managing Director
CREDIT SUISSE FIRST BOSTON INTERNATIONAL , as a Lender
By:	[Illegible]
Name:
Title:

ATRIUM CDO , as a Lender
By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory
CSAM FUNDING I , as a Lender
By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory
CSAM FUNDING II , as a Lender
By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory
ATRIUM II , as a Lender
By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory
CASM FUNDING IV , as a Lender
By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch , as a Lender
By:	/s/ BARRY ZAMORE
Name:	Barry Zamore
Title:	Managing Director
CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED AS CUSTODIAN OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
By:	/s/ JEFFREY B. MEGAR
Name:	Jeffrey B. Megar
Title:	Director
By:	/s/ RICHARD B. OKIOHUNDRO, JR.
Name:	Richard B. Okiohundro, Jr.
Title:	Managing Director and Portfolio Manager
HEWETT'S ISLAND CDO, LTD. By: CypressTree Investment Management Company, Inc., as Portfolio Manager.
By:	/s/ JEFFREY B. MEGAR
Name:	Jeffrey B. Megar
Title:	Director
BILL & MELINDA GATES FOUNDATION By: Babson Capital Management LLC as Investment Adviser , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMTIED By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director
MASSACHUSETTS MUTUAL LIFE Insurance Company By: Babson Capital Management LLC as Investment Adviser , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director
BABSON CLO LTD. 2003-I By: Babson Capital Management LLC as Collateral Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director
BABSON CLO LTD. 2004-I By: Babson Capital Management LLC as Collateral Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

NEWTON CDO LTD By: Babson Capital Management LLC as Investment Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director
BRYN MAWR CLO, LTD. By: Deerfield Capital Management LLC as its Collateral Manager , as a Lender
By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President
FOREST CREEK CLO, LTD. By: Deerfield Capital Management LLC as its Collateral Manager , as a Lender
By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President
LONG GROVE CLO, LIMITED, By: Deerfield Capital Management LLC as its Collateral Manager , as a Lender
By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President

MUIRFIELD TRADING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
ROSEMONT CLO, LTD. By: Deerfield Capital Management LLC as its Collateral Manager , as a Lender
By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President
LINCOLN NATIONAL LIFE INS. CO. , as a Lender
By:	/s/ THOMAS CHOW
Name:	Thomas Chow
Title:	V.P., Fixed Income
DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate , as a Lender
By:	/s/ JOHN R. THACKER
Name:	John R. Thacker
Title:	Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate , as a Lender
By:	/s/ JOHN R. THACKER
Name:	John R. Thacker
Title:	Chief Credit Officer
DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate , as a Lender
By:	/s/ JOHN R. THACKER
Name:	John R. Thacker
Title:	Chief Credit Officer
TRS ARIA LLC , as a Lender
By:	/s/ DEBORAH O'KEOFFE
Name:	Deborah O'Keoffe
Title:	Vice President
EATON VANCE VT Floating Rate Income Fund By: Eaton Vance Management as Investment Advisor , as a Lender
By:	[Illegible]
Name:
Title:	Vice President

SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor , as a Lender
By:	[Illegible]
Name:
Title:	Vice President
GRAYSTON CLO II 2004-1 LTD. By: Bear Stearns Asset Management Inc. as its Collateral Manager , as a Lender
By:	/s/ JONATHAN BERG
Name:	Jonathan Berg
Title:	Vice President
FEINGOLD O'KEEFFE CAPITAL LLC , as a Lender
By:	/s/ ANDREA S. FEINGOLD
Name:	Andrea S. Feingold
Title:	Managing Member
BALLYROCK CDO I LIMITED, By: Ballyrock Investment Advisors LLC as Collateral Manager , as a Lender
By:	/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

BALLYROCK CDO II LIMITED, By: Ballyrock Investment Advisors LLC as Collateral Manager , as a Lender
By:	/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND , as a Lender
By:	/s/ JOHN H. COSTELLO
Name:	John H. Costello
Title:	Assistant Treasurer
FIDELITY FIXED-INCOME TRUST: FIDELITY HIGH INCOME FUND , as a Lender
By:	/s/ JOHN H. COSTELLO
Name:	John H. Costello
Title:	Assistant Treasurer
FLAGSHIP CLO II By: Flagship Capital Management, Inc. , as a Lender
By:	/s/ ERIC S. MEYER
Name:	Eric S. Meyer
Title:	Director

FLAGSHIP CLO 2001-1 By: Flagship Capital Management, Inc. , as a Lender
By:	/s/ ERIC S. MEYER
Name:	Eric S. Meyer
Title:	Director
FOOTHILL INCOME TRUST, L.P. By: FITGP, LLC, Its Gen Partner , as a Lender
By:	/s/ JEFF NIKORA
Name:	Jeff Nikora
Title:	Managing Member
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Collateral Manager
By:	/s/ STEVE COLUMBARO
Name:	Steve Columbaro
Title:	Vice President
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Collateral Manager
By:	/s/ STEVE COLUMBARO
Name:	Steve Columbaro
Title:	Vice President
PETRUSSE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES By: Four Corners Capital Management, LLC As Collateral Manager
By:	/s/ STEVE COLUMBARO
Name:	Steve Columbaro
Title:	Vice President
SECURITY BENEFIT LIFE INSURANCE COMPANY By: Four Corners Capital Management, LLC As Collateral Manager
By:	/s/ STEVE COLUMBARO
Name:	Steve Columbaro
Title:	Vice President
FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST , as a Lender
By:	/s/ RICHARD HAU
Name:	Richard Hau
Title:	Vice President
FRANKLIN CLO I, LIMITED , as a Lender
By:	/s/ RICHARD HAU
Name:	Richard Hau
Title:	Vice President

FRANKLIN CLO II, LIMITED , as a Lender
By:	/s/ RICHARD HAU
Name:	Richard Hau
Title:	Vice President
FRANKLIN CLO III, LIMITED , as a Lender
By:	/s/ RICHARD HAU
Name:	Richard Hau
Title:	Vice President
FRANKLIN FLOATING RATE MASTER SERIES , as a Lender
By:	/s/ RICHARD HAU
Name:	Richard Hau
Title:	Vice President
FRANKLIN FLOATING RATE TRUST , as a Lender
By:	/s/ RICHARD HAU
Name:	Richard Hau
Title:	Vice President
FRANKLIN FLOATING RATE DAILY ACCESS FUND , as a Lender
By:	/s/ RICHARD HAU
Name:	Richard Hau
Title:	Vice President

MOUNTAIN CAPITAL CLO II LTD. , as a Lender
By:	/s/ DARREN B. RILEY
Name:	Darren B. Riley
Title:	Director
GENERAL ELECTRIC CAPITAL CORPORATION , as a Lender
By:	/s/ ROBERT KADLICK
Name:	Robert Kadlick
Title:	Duly Authorised Signatory
KZH PONDVIEW LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
GOLDENTREE LOAN OPPORTUNITIES II, LTD. By: GoldenTree Asset Management, LP , as a Lender
By:	/s/ FREDERICK S. HADDAD
Name:	Frederick S. Haddad
Title:
GOLDENTREE LOAN OPPORTUNITIES I, LTD. By: GoldenTree Asset Management, LP , as a Lender
By:	/s/ FREDERICK S. HADDAD
Name:	Frederick S. Haddad
Title:

GSC PARTNERS CDO FUND IV, LIMITED, , as a Lender
By: GSCP (NJ), Inc., as Collateral Manager
By:	/s/ SETH KATZENSTEIN
Name:	Seth Katzenstein
Title:	Vice President GSC Partners
GSC PARTNERS GEMINI FUND LIMITED, , as a Lender
By: GSCP (NJ), Inc., as Collateral Manager By: GSCP (NJ), L.P., its General Partner
By:	/s/ SETH KATZENSTEIN
Name:	Seth Katzenstein
Title:	Vice President GSC Partners
1888 FUND, LTD. , as a Lender
By:	/s/ KAITLIN TRINH
Name:	Kaitlin Trinh
Title:	Vice President
LOAN FUNDING CORP. THC, LTD. , as a Lender
By:	/s/ JANET HAACK
Name:	Janet Haack
Title:	as Attorney-in-Fact

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE , as a Lender
By:	/s/ STEPHEN SAUTEL
Name:	Stephen Sautel
Title:	Managing Director
WHITNEY PRIVATE DEBT FUND, L.P. , as a Lender
By:	/s/ KEVIN J. CURLEY
Name:	Kevin J. Curley
Title:	Authorized Signatory
GULF STREAM-COMPASS CLO 2002-1 LTD By: Gulf Stream Asset Management LLC as Collateral Manager , as a Lender
By:	/s/ BARRY K. LOVE
Name:	Barry K. Love
Title:	Chief Credit Officer
GULF STREAM-COMPASS CLO 2003-1 LTD By: Gulf Stream Asset Management LLC as Collateral Manager , as a Lender
By:	/s/ BARRY K. LOVE
Name:	Barry K. Love
Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD By: Gulf Stream Asset Management LLC as Collateral Manager , as a Lender
By:	/s/ BARRY K. LOVE
Name:	Barry K. Love
Title:	Chief Credit Officer
HARCH CLO I, LTD. , as a Lender
By:	/s/ MICHAEL E. LEWITT
Name:	Michael E. Lewitt
Title:	Authorized Signatory
STANWICH LOAN FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
TRUMBULL THC, LTD.
By:	/s/ JANET HAACK
Name:	Janet Haack
Title:	Attorney-in-Fact
COLUMBIA FLOATING RATE ADVANTAGE FUND By: Highland Capital Management, L.P., its Investment Advisor , as a Lender
By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.

COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY By: Highland Capital Management, L.P., its Investment Advisor , as a Lender
By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.
GLENEAGLES TRADING LLC , as a Lender
By:	/s/ MEREDITH KOSLICK
Name:	Meredith Koslick
Title:	Assistant Vice President
HIGHLAND LEGACY LIMITED By: Highland Capital Management, L.P. As Collateral Manager , as a Lender
By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.
LOAN FUNDING IV LLC (Bristol Bay) By: Highland Capital Management, L.P. As Portfolio Manager , as a Lender
By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.

LOAN FUNDING VII LLC (Valhalla) By: Highland Capital Management, L.P. As Collateral Manager , as a Lender
By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.
RESTORATION FUNDING CLO, LTD By: Highland Capital Management, L.P. As Collateral Manager , as a Lender
By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.
ARCHIMEDES FUNDING IV (CAYMAN), LTD. By: ING Capital Advisors LLC, as Collateral Manager , as a Lender
By:	/s/ STEVEN GORSKI
Name:	Steven Gorski
Title:	Director
ENDURANCE CLO I, LTD. By: ING Capital Advisors LLC, as Portfolio Manager , as a Lender
By:	/s/ STEVEN GORSKI
Name:	Steven Gorski
Title:	Director

ING-ORYX CLO, LTD. By: ING Capital Advisors LLC, as Collateral Manager , as a Lender
By:	/s/ STEVEN GORSKI
Name:	Steven Gorski
Title:	Director
NEMEAN CLO, LTD. By: ING Capital Advisors LLC, as Investment Manager , as a Lender
By:	/s/ STEVEN GORSKI
Name:	Steven Gorski
Title:	Director
SEQUILS-ING I (HBDGM), LTD. By: ING Capital Advisors LLC, as Collateral Manager , as a Lender
By:	/s/ STEVEN GORSKI
Name:	Steven Gorski
Title:	Director
APEX (IDM) CDO I, LTD. ELC (CAYMAN) LTD. 1999-II ELC (CAYMAN) LTD. 1999-III ELC (CAYMAN) LTD. 2000-I TRYON CLO LTD 2000-I By: Babson Capital Management LLC as Collateral Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

SIMSBURY CLO, LIMITED By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director
SUFFIELD CLO, LIMITED By: Babson Capital Management LLC as Collateral Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director
AIM FLOATING RATE FUND By: INVESCO Senior Secured Management, Inc. As Sub-Adviser
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
AVALON CAPITAL LTD. 2 By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
CHARTER VIEW PORTFOLIO By: INVESCO Senior Secured Management, Inc. As Investment Advisor
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. as Investment Advisor
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
INVESCO EUROPEAN CDO I S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc. As Asset Manager
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
AVALON CAPITAL LTD. By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
KATONAH I, LTD. , as a Lender
By:	/s/ RALPH DELLA ROCCA
Name:	Ralph Della Rocca
Title:	Authorized Officer Katonah Capital, L.L.C. As Manager
KATONAH II, LTD. , as a Lender
By:	/s/ RALPH DELLA ROCCA
Name:	Ralph Della Rocca
Title:	Authorized Officer Katonah Capital, L.L.C. As Manager
KATONAH III, LTD. , as a Lender
By:	/s/ RALPH DELLA ROCCA
Name:	Ralph Della Rocca
Title:	Authorized Officer Katonah Capital, L.L.C. As Manager

KATONAH IV, LTD. , as a Lender
By:	/s/ RALPH DELLA ROCCA
Name:	Ralph Della Rocca
Title:	Authorized Officer Katonah Capital, L.L.C. As Manager
KATONAH V, LTD. , as a Lender
By:	/s/ RALPH DELLA ROCCA
Name:	Ralph Della Rocca
Title:	Authorized Officer Katonah Capital, L.L.C. As Manager
KATONAH VI, LTD. , as a Lender
By:	/s/ RALPH DELLA ROCCA
Name:	Ralph Della Rocca
Title:	Authorized Officer Katonah Capital, L.L.C. As Manager
LIGHT POINT CLO 2004-1, LTD. , as a Lender
By:	/s/ THOMAS A. KRAUS, SR.
Name:	Thomas A. Kraus, Sr.
Title:	CEO
CONTINENTAL CASUALTY COMPANY , as a Lender
By:	/s/ MARILOU R. MCGIRR
Name:	Marilou R. McGirr
Title:	Vice President and Assistant Treasurer

LCMI LIMITED PARTNERSHIP By: Lyon Capital Management LLC, As Collateral Manager , as a Lender
By:	/s/ ALEX KENNA
Name:	Alex Kenna
Title:	Portfolio Manager
LCMII LIMITED PARTNERSHIP By: Lyon Capital Management LLC, As Attorney in Fact , as a Lender
By:	/s/ ALEX KENNA
Name:	Alex Kenna
Title:	Portfolio Manager
MADISON AVENUE CDO III, LIMITED By: Metropolitan Life Insurance Company as Collateral Manager , as a Lender
By:	/s/ JAMES R. DINGLER
Name:	James R. Dingler
Title:	Authorized Signatory
METROPOLITAN LIFE INSURANCE COMPANY , as a Lender
By:	/s/ JAMES R. DINGLER
Name:	James R. Dingler
Title:	Director

MORGAN STANLEY SENIOR FUNDING, INC. , as a Lender
By:	/s/ DAWN DIGIANNO
Name:	Dawn DiGianno
Title:	Vice President
MORGAN STANLEY PRIME INCOME TIER 8 , as a Lender
By:	/s/ KEVIN
Name:	Kevin
Title:	VP
MOUNTAIN CAPITAL CLO III LTD. , as a Lender
By:	/s/ DARREN P. RILEY
Name:	Darren P. Riley
Title:	Director
NATIONWIDE INDEMNITY COMPANY , as a Lender
By:	/s/ THOMAS S. LEGGETT
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds
NATIONWIDE LIFE INSURANCE COMPANY , as a Lender
By:	/s/ THOMAS S. LEGGETT
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

NATIONWIDE MUTUAL INSURANCE COMPANY , as a Lender
By:	/s/ THOMAS S. LEGGETT
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds
ELF FUNDING TRUST III By: New York Life Investment Management LLC, as Attorney-in-Fact , as a Lender
By:	/s/ MARK A. CAMPELLONE
Name:	Mark A. Campellone
Title:	Director
MAINSTAY FLOATING RATE FUND, a Series of Eclipse Funds, Inc. By: New York Life Investment Management LLC , as a Lender
By:	/s/ MARK A. CAMPELLONE
Name:	Mark A. Campellone
Title:	Director
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, its Investment Manager , as a Lender
By:	/s/ MARK A. CAMPELLONE
Name:	Mark A. Campellone
Title:	Director

NEW YORK LIFE INSURANCE COMPANY , as a Lender
By:	/s/ MARK A. CAMPELLONE
Name:	Mark A. Campellone
Title:	Director
NYLIM FLATIRON CLO 2003-1 LTD. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact , as a Lender
By:	/s/ MARK A. CAMPELLONE
Name:	Mark A. Campellone
Title:	Director
NYLIM FLATIRON CLO 2004-1 LTD. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact , as a Lender
By:	/s/ MARK A. CAMPELLONE
Name:	Mark A. Campellone
Title:	Director
CLYDESDALE CLO 2001-1, LTD By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager , as a Lender
By:	/s/ ELIZABETH MACLEAN
Name:	Elizabeth MacLean
Title:	Director

CLYDESDALE CLO 2003, LTD By: Nomura Corporate Research and Asset Management Inc. as Agent , as a Lender
By:	/s/ ELIZABETH MACLEAN
Name:	Elizabeth MacLean
Title:	Director
NOMURA BOND & LOAN FUND By: UFJ Trust Bank Limited as Trustee By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact , as a Lender
By:	/s/ ELIZABETH MACLEAN
Name:	Elizabeth MacLean
Title:	Director
CLYDESDALE CLO 2004 LTD By: Nomura Corporate Research and Asset Management Inc. as Agent , as a Lender
By:	/s/ ELIZABETH MACLEAN
Name:	Elizabeth MacLean
Title:	Director
OAK HILL CREDIT PARTNERS I, LIMITED By: Oak Hill CLO Management I, LLC as Investment Manager , as a Lender
By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT PARTNERS II, LIMITED By: Oak Hill CLO Management II, LLC as Investment Manager , as a Lender
By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Signatory
OAK HILL CREDIT PARTNERS III, LIMITED By: Oak Hill CLO Management III, LLC as Investment Manager , as a Lender
By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Signatory
OCTAGON INVESTMENT PARTNERS VII, LTD. By: Octagon Credit Investors, LLC as collateral manager , as a Lender
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS II, LTD. By: Octagon Credit Investors, LLC as sub-investment manager , as a Lender
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS III, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager , as a Lender
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS IV, LTD. By: Octagon Credit Investors, LLC as collateral manager , as a Lender
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS V, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager , as a Lender
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS VI, LTD. By: Octagon Credit Investors, LLC as collateral manager , as a Lender
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager

HARBOUR VIEW CLO V, LTD. , as a Lender
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	Manager
HARBOUR VIEW CLO III, LTD. , as a Lender
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	Manager
OPPENHEIMER SENIOR FLOATING RATE FUND , as a Lender
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	Manager
SEABOARD CLO 2000 LTD. By: Babson Capital Management LLC as Collateral Manager , as a Lender
By:	/s/ DAVID P. WELLS, CFA
Name:	David P. Wells, CFA
Title:	Managing Director
ING PRIME RATE TRUST By: Aeltus Investment Management, Inc. as its investment manager
By:	/s/ JAMES E. GRIMES
Name:	James E. Grimes
Title:	Vice President

ING SENIOR INCOME FUND By: Aeltus Investment Management, Inc. as its investment manager
By:	/s/ JAMES E. GRIMES
Name:	James E. Grimes
Title:	Vice President
PILGRIM CLO 1999-1 LTD. By: ING Investments, LLC as its investment manager
By:	/s/ JAMES E. GRIMES
Name:	James E. Grimes
Title:	Vice President
SEQUILS—PILGRIM I, LTD By: ING Investments, LLC as its investment manager
By:	/s/ JAMES E. GRIMES
Name:	James E. Grimes
Title:	Vice President
PPM SHADOW CREEK FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
PPM SPYGLASS FUNDING TRUST , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Authorized Agent

PPM MONARCH BAY FUNDING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
DRYDEN LEVERAGED LOANS CDO 2002-II By: Prudential Investment Management, Inc., as Collateral Manager , as a Lender
By:	/s/ GEORGE W. EDWARDS
Name:	George W. Edwards
Title:	Principal
DRYDEN IV LEVERAGED LOANS CDO 2003 By: Prudential Investment Management, Inc., as Collateral Manager , as a Lender
By:	/s/ GEORGE W. EDWARDS
Name:	George W. Edwards
Title:	Principal
LOAN FUNDING V, LLC By: Prudential Investment Management, Inc., as Portfolio Manager , as a Lender
By:	/s/ GEORGE W. EDWARDS
Name:	George W. Edwards
Title:	Principal

BOSTON HARBOR CLO 2004-1, LTD. , as a Lender
By:	see following page
Name:
Title:
BOSTON HARBOR CLO 2004-1, LTD.
By:	/s/ BETH MAZOR
Name:	Beth Mazor
Title:	V.P.
VERITAS CLO I, LTD , as a Lender
By:	/s/ JOHN RANDOLPH WAHANS
Name:	John Randolph Wahans
Title:	Executive Vice President
FOXE BASIN CLO 2003, LTD. By: Royal Bank of Canada as Collateral Manager
By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory
HUDSON STRAITS CLO 2004, LTD. By: Royal Bank of Canada as Collateral Manager
By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

REGIMENT CAPITAL, LTD By: Regiment Capital Management, LLC as its Investment Advisor By: Regiment Capital Advisors, LLC its Manager and pursuant to delegated authority
By:	/s/ TIMOTHY S. PETERSON
Name:	Timothy S. Peterson
Title:	President
SEQUILS-GLACE BAY, LTD. By: Royal Bank of Canada as Collateral Manager
By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory
SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ THOMAS H. B. EWALD
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory
SENECA CBO IV, LIMITED By: Seneca Capital Management LLC as Portfolio Manager , as a Lender
By:	/s/ WARREN GOODRICH
Name:	Warren Goodrich
Title:	Analyst

HAMILTON CDO, LTD. By: Stanfield Capital Partners LLC As Its Collateral Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner
STANFIELD ARBITRAGE CDO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner
STANFIELD CARRERA CDO, LTD. By: Stanfield Capital Partners LLC as its Asset Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner
STANFIELD CLO LTD. By: Stanfield Capital Partners LLC as its Collateral Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner

STANFIELD QUATTRO CLO, LTD. By: Stanfield Capital Partners LLC As Its Collateral Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner
STANFIELD/RMF TRANSATLANTIC CDO LTD. By: Stanfield Capital Partners LLC as its Collateral Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner
WINDSOR LOAN FUNDING, LIMITED By: Stanfield Capital Partners LLC as its Investment Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner
XL RE LTD. By: Stanfield Capital Partners LLC as its Collateral Manager , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner

AURUM CLO 2002-1 LTD. By: Columbia Management Advisors, Inc., as Investment Manager , as a Lender
By:	/s/ THOMAS B. BOUCHARD
Name:	Thomas B. Bouchard
Title:	V.P.
SRF 2000, INC. , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
SRF TRADING, INC. , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
STEIN ROE & FARNHAM CLO 1 LTD. By: Columbia Management Advisors, Inc., as Portfolio Manager , as a Lender
By:	/s/ THOMAS B. BOUCHARD
Name:	Thomas B. Bouchard
Title:	V.P.
STONE TOWER CLO LTD By: Stone Tower Debt Advisors LLC as its Collateral Manager
By:	/s/ W. ANTHONY EDSON
Name:	W. Anthony Edson
Title:	Authorized Signatory

GRANITE VENTURES I LTD By: Stone Tower Debt Advisors LLC as their Collateral Manager
By:	/s/ W. ANTHONY EDSON
Name:	W. Anthony Edson
Title:	Authorized Signatory
CREDIT OPPORTUNITIES FUNDING, INC. , as a Lender
By:	/s/ MEREDITH J. KOBLICK
Name:	Meredith J. Koblick
Title:	Assistant Vice President
FORTE CDO (CAYMAN) LTD By: Strong Capital Management, Inc. as Collateral Manager , as a Lender
By:	/s/ GILBERT L. SOUTHWELL, III
Name:	Gilbert L. Southwell, III
Title:	Assistant Secretary
STRONG HIGH YIELD BOND FUND , as a Lender
By:	/s/ GILBERT L. SOUTHWELL, III
Name:	Gilbert L. Southwell, III
Title:	Assistant Secretary
STRONG SHORT-TERM HIGH YIELD BOND FUND , as a Lender
By:	/s/ GILBERT L. SOUTHWELL, III
Name:	Gilbert L. Southwell, III
Title:	Assistant Secretary

FORTE II CDO (CAYMAN) LTD By: Strong Capital Management, Inc. as Collateral Manager , as a Lender
By:	/s/ GILBERT L. SOUTHWELL, III
Name:	Gilbert L. Southwell, III
Title:	Assistant Secretary
THE SUMITOMO TRUST AND BANKING CO., LTD. , as a Lender
By:	/s/ ELIZABETH A. QUIRK
Name:	Elizabeth A. Quirk
Title:	Vice-President
KZH RIVERSIDE LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
GALAXY III CLO, LTD. By: AIG Global Investment Corp. as Investment Advisor , as a Lender
By:	/s/ JOHN G. LAPHAM, III
Name:	John G. Lapham, III
Title:	Managing Director

SUNAMERICA SENIOR FLOATING RATE FUND INC. By: Stanfield Capital Partners LLC as subadvisor , as a Lender
By:	/s/ CHRISTOPHER A. BONDY
Name:	Christopher A. Bondy
Title:	Partner
NUVEEN SENIOR INCOME FUND By: Symphony Asset Management LLC , as a Lender
By:	/s/ LENNY MASON
Name:	Lenny Mason
Title:	Portfolio Manager
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND By: Symphony Asset Management LLC , as a Lender
By:	/s/ LENNY MASON
Name:	Lenny Mason
Title:	Portfolio Manager
NUVEEN FLOATING RATE FUND By: Symphony Asset Management LLC , as a Lender
By:	/s/ LENNY MASON
Name:	Lenny Mason
Title:	Portfolio Manager

NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND By: Symphony Asset Management LLC , as a Lender
By:	/s/ LENNY MASON
Name:	Lenny Mason
Title:	Portfolio Manager
CITICORP INSURANCE AND INVESTMENT TRUST By: Travelers Asset Management International Company LLC , as a Lender
By:	/s/ JOHN A. WILLS
Name:	John A. Wills
Title:	Investment Officer
CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. By: Travelers Asset Management International Company LLC , as a Lender
By:	/s/ MAURA K. CONNOR
Name:	Maura K. Connor
Title:	Vice President
COLUMBUS LOAN FUNDING LTD. By: Travelers Asset Management International Company LLC , as a Lender
By:	/s/ MAURA K. CONNOR
Name:	Maura K. Connor
Title:	Vice President

THE TRAVELERS INSURANCE COMPANY , as a Lender
By:	/s/ JOHN A. WILLS
Name:	John A. Wills
Title:	Investment Officer
APEX (TRIMARAN) CDO I, LTD. By: Trimaran Advisors, L.L.C. , as a Lender
By:	/s/ DAVID M. MILLISON
Name:	David M. Millison
Title:	Managing Director
SAWGRASS TRADING LLC , as a Lender
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
C-SQUARED CDO LTD. By: TCW Advisors, Inc., as its Portfolio Manager
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
By:	/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Senior Vice President
KZH CRESCENT-2 LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent

KZH CRESCENT-3 LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
LOAN FUNDING 1 LLC, a wholly owned subsidiary of Citibank, N.A. By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC
By:	/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc. as its Collateral Manager
By:	/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
CELERITY CLO LIMITED By: TCW Advisors, Inc., As Agent
By:	/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director

UBS AG. STAMFORD BRANCH , as a Lender
By:	/s/ ANTHONY N. JOSEPH
Name:	Anthony N. Joseph
Title:	Associate Director Banking Products Services, US
By:	/s/ SAILOZ SIKKA
Name:	Sailoz Sikka
Title:	Associate Director Banking Products Services, US
VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp.
By:	/s/ CHRISTINA JAMIESON
Name:	Christina Jamieson
Title:	Executive Director
VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Investment Advisory Corp.
By:	/s/ CHRISTINA JAMIESON
Name:	Christina Jamieson
Title:	Executive Director
WEBSTER BANK, NATIONAL ASSOCIATION , as a Lender
By:	/s/ ROBERT E. MEDITZ
Name:	Robert E. Meditz
Title:	Vice President

WESTERN ASSET FLOATING RATE HIGH INCOME FUND , as a Lender
By:	/s/ T. LITTEL
Name:	T. Littel
Title:
WHITEHOUSE I, LTD By: WhiteHouse Capital Partners, LP Collateral Manager , as a Lender
By:	/s/ JAY CAWELL
Name:	Jay Cawell
Title:	Portfolio Manager
FOREST HILLS BLOCKER LTD. , as a Lender
By:	/s/ JODYE M. ANZALOTTA
Name:	Jodye M. Anzalotta
Title:	Attorney-in-Fact

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FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT